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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 2, 2003
                                                   ----------------

                 Global Wireless Satellite Networks (USA), Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                                             13-4105842
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

 PO BOX 2524 STN TERMINAL, Vancouver, B.C. Canada             V6B 3W8
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (604) 669-6261
                                                    ---------------

       Indigo Energy, Inc.
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(Former name or former address, if changed since last report)

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                                 Table of Contents

                                                                            Page

Item 5. Other Events and Regulation FD Disclosure.............................1

Signatures....................................................................5


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


To Our Stockholders:

Please be advised the Board of Directors and the majority stockholders of Indigo Energy, Inc. (the "Company") have taken steps to preserve and enhance the prospects of the Company.

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The changes have taken place pursuant to a Written Consent by a majority of the shareholders in accordance with Section 228 of the Delaware General Corporation Law that was signed on September 2, 2003.

On September 2, 2003, we amended the Articles of Incorporation of the Company to change our name to Global Wireless Satellite Networks (USA), Inc. and consolidate the common stock of the Company on a 1:10 basis so as to reduce the total outstanding shares of the Company from 5,543,262 to 534,326. We also ratified the sale of the Company's intellectual property to Cobalt Energy, LLC. Finally, Messieurs Ken Thorpe and Dennis W. Mee joined the Board of Directors.

Further, as announced previously, on August 18, 2003, certain stockholders, who are former officers and directors of the Company, agreed to cancel 6,470,000 of their common shares of the Company, to enhance the ability of the Company to implement its new business plan.

Each step is elucidated below:


ELECTION OF DIRECTORS

On September 2, 2003, Ken Thorpe and Dennis W. Mee were elected to the Board of Directors. Their election provides the Company with the experience and business contacts required to implement our new business plan, the proposed entry into the satellite telecommunication industry.

Mr. Thorpe has over twenty years of telecommunications industry experience with established companies such as BC Tel and newer entries such as Bell Nexxia. He has held senior positions in the sales and marketing area and worked extensively in the wireless development of last mile solutions. Prior to his tenure at Bell, Mr. Thorpe was president of VariCom Network Technologies Inc., a communications company involved in the design, engineering, marketing, and implementation of microwave and fibre optic digital transmission systems. Mr. Thorpe is a director of Global.Wireless Satellite Networks, Inc., a satellite telecommunication company

Mr. Mee is a Chartered Accountant (C.A.) and he received the degree while working at the offices of KPMG. Mr. Mee has a Bachelor of Commerce (honors), is a member of both the BC and Ontario Institute of Chartered Accountants, and is a member of F.E.I. (Financial Executives Institute). From 1996 to 2002, Mr. Mee was the CFO of Essentially Yours Investors, a distributor of healh products. He was a director of Alantra Ventures, a holding company for a telecommunications firm, from 2001 to 2002. Since 2002, Mr. Mee has been a director of of Zeppelin Energy, Inc., an oil and gas company, Med-A-Globe International Communications, Inc., a facilitator of medical and educational services, and Global.Wireless Satellite Networks, Inc., a satellite telecommunication company.


CHANGE OF NAME

Pursuant to written consent of a majority of the outstanding common stock taken September 2, 2003, the Company has amended its Certificate of Incorporation (the "Amendment") to change the Company's name from Indigo Energy, Inc. to Global Wireless Satellite Networks (USA), Inc.

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The Company has identified an opportunity to acquire Global Wireless Satellite
Networks, Inc., ("Global") a satellite telecommunication company providing telecommunication services to isolated communities in the far northern regions of Canada. Global Wireless Satellite Networks, Inc. builds private networks to provide telephone, Internet, telephony, wireless and other services to remote communities using Government entities as the source client base. Global is a private company incorporated under the Canada Business Corporations Act.

No agreement to acquire Global has been negotiated or completed and there can be no assurance that the Company will be able to reach any business association or working relationship with Global.

Scott Kostiuk, Ken Thorpe and Dennis W. Mee are directors and beneficial owners of Global. The election of Ken Thorpe and Dennis W. Mee is integral to the entry of the Company into the satellite telecommunication industry.

The Amendment is being taken in connection with our proposed entry into the satellite telecommunication industry. There can be no assurance that the Company will be able to enter into this business or even if it does enter the business, that it will have the financial and human resources to be successful in that business.

The Company's ticker symbol remains "IEGY.OB" and you are not asked to submit your certificates for reissuance with the new corporate name. On or about September 15, 2003, the Company expects the ticker symbol to change. Unfortunately, requests or reservations for new symbols on the Over the Counter or Over the Counter Bulletin Board markets are not accepted.


CONSOLIDATION OF COMMON STOCK ON A 1:10 BASIS

Pursuant to written consent of a majority of the outstanding common stock taken September 2, 2003, the Company has amended its Articles of the Incorporation (the "Consolidation") to consolidate the 5,543,262 issued and outstanding common shares with a par value of $0.001 into 554,326 issued and outstanding common shares ("New Common").

The Company will consolidate the issued and outstanding common shares on the basis of one (1) New Common share for each ten (10) old common shares so that the 5,543,262 issued and outstanding common shares will be consolidated into 554,326 New Common shares.

The Consolidation does not effect the ownership percentage of the Company's stockholders.

The consolidation of the shares is designed to enhance the Company's ability to raise capital by way of share issuance and to facilitate any potential acquisition by way of share issuance. Further, the Company believes that it will be able to attract experienced officers and directors through the issuance of options.

You may maintain the old certificates until the shares are sold or voluntarily submit the old certificate to our transfer agent, Computershare Investor

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Services, in exchange for a new certificate. Computershare is preparing and will mail a Letter of Transmittal to stockholders instructing them on how they may submit their old certificates.

On or about September 15, 2003, the Company expects to make the transaction effective.


SALE OF INTELLECTUAL PROPERTY TO COBALT ENERGY, LLC

Pursuant to written consent of a majority of the outstanding common stock taken September 2, 2003, the Company has signed and executed a Sales Agreement (the "Agreement") pursuant to which we have sold the Company's intellectual property to Cobalt Energy, LLC ("Cobalt").

After three years of attempting to raise capital to exploit the Company's intellectual property, the Company was unable to obtain financing. Accordingly, the Company sought out alternative means of trying to preserve stockholder values. The Board of Directors determined that the opportunity to eliminate the Company's indebtedness to J. Michael Neary and to possibly participate in future revenues derived from the exploitation of the Company's intellectual property was adequate consideration for the sale of the intellectual property to Cobalt Energy LLC.

The Company has sold all of its intellectual property, including all inventions, patents, patent applications, trade secrets, trademarks, trademark applications, and copyrights. Pursuant to the Agreement, Cobalt has assumed sole and full responsibility for the amounts owing by the Company to J. Michael Neary, approximately $101,000.

Pursuant to the Agreement, within 6 years from the execution of the Agreement, if Cobalt, within any fiscal year, achieves a profit of more than $3,000,000 in that fiscal year, defined as the "breakpoint year", based on the intellectual property covered by the Agreement, Cobalt agrees to:

     1. pay Indigo Energy, Inc. a share of profits equal to 4% for that fiscal year and the two fiscal years immediately following the breakpoint year, but in any event not to exceed $600,000 in total; and

     2. Cobalt Energy, LLC has the right to buy itself out of this obligation to Indigo Energy, Inc. at anytime for the sum of $500,000.

Cobalt Energy, LLC retains the right to employ current and former officers and directors of the Company and the Company consents to the retention of current and former officers and directors of the Company by Cobalt Energy, LLC. J. Michael Neary, Christopher Gabrys, and Rick Campbell are not affiliated with Cobalt Energy, LLC currently.

With the sale of the intellectual property and the elimination of the indebtedness to Mr. Neary, the Company believes it is in a better position to pursue its chosen new direction.

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Finally, the close of business on August 19, 2003 is the record date for
Stockholders entitled to notice of stockholder action by written consent of a majority of the outstanding common stock.


Sincerely,

Scott Kostiuk
Secretary & Treasurer

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
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                                          Scott Kostiuk
                                          Secretary and Treasurer

Dated:  September 11, 2003.